GUARANTY

PREMISES:                     3030 Andrita Street, Los Angeles, California

LANDLORD:                     Kingston Andrita LLC

TENANT:                       Playboy Entertainment Group, Inc.

LEASE: that certain Lease dated as of September 20, 2001, between Landlord and Tenant covering the Premises, as amended by that certain Consent to Sublet among Landlord, Tenant and Directrix, Inc., as subtenant, and as the same may be hereafter further modified, amended or assigned

DATE OF THIS GUARANTY:        September 20, 2001

      1. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Lease.

      2. As an inducement for the granting, execution and delivery of the Lease and in further consideration of the sum of One ($1.00) Dollar and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, Playboy Enterprises, Inc., a Delaware corporation ("Guarantor", which term shall be deemed to include the named Guarantor and any successors, legal representatives and assigns thereof), hereby absolutely, unconditionally and irrevocably guarantees to Landlord (which term shall be deemed to include the named Landlord and its successors and assigns) the full and prompt payment of all Base Rent and additional rent (as such terms are defined in the Lease) and all other charges and sums (including, without limitation, Landlord's attorneys' fees and disbursements and all amounts payable as a result of a default by Tenant under the Lease) payable by Tenant (which term shall be deemed to include the named Tenant and its successors and assigns) under the Lease, all irrespective of the validity, binding effect, legality or enforceability of the Lease or whether the Lease shall have been duly executed by Tenant, or any other circumstance which might now or hereafter or otherwise constitute a legal or equitable discharge or defense of Guarantor. Guarantor hereby covenants and agrees with Landlord that if a default shall at any time occur in the payment of any such Base Rent, additional rent or other charges or sums, Guarantor shall pay upon demand such Base Rent, additional rent and all other charges and sums, and any arrears thereof, to Landlord in legal currency of the United States of America for payment of public and private debts.

      3. This Guaranty is an absolute, unconditional and irrevocable guaranty of payment and not merely a guaranty of collection. The liability of Guarantor is coextensive with that of Tenant and this Guaranty shall be enforceable against Guarantor without the necessity of any suit or proceedings on Landlord's part of any kind or nature whatsoever against Tenant and without the necessity of any notice of nonpayment, nonperformance or nonobservance (except any notice Landlord is required to give to Tenant pursuant to the Lease), or of any notice of acceptance of this Guaranty, or of any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives.

      4. Guarantor hereby expressly agrees that Guarantor's obligations to Landlord are separate and distinct from Tenant's obligations to Landlord under the Lease. Guarantor acknowledges and agrees that this Guaranty shall be a continuing guaranty and that the validity of this Guaranty and the obligations and liability of Guarantor hereunder shall in no way be terminated, affected, diminished or impaired by reason of (a) the assertion of or the failure by Landlord to assert against Tenant any of the rights or remedies reserved to Landlord pursuant to the terms, covenants and conditions of the Lease, (b) any assignment of the Lease, (c) any renewal or extension of the Lease or any modification thereof, whether pursuant to the Lease or by subsequent agreement of Landlord and Tenant, (d) any extension of time that may be granted by Landlord to Tenant, (e) any consent, indulgence or other action, inaction or omission under or in respect of the Lease, (f) any dealings or transactions or matter or thing occurring between Landlord and Tenant, (g) any bankruptcy, insolvency, reorganization, arrangement, assignment for the benefit of creditors, receivership or-trusteeship affecting Tenant or Tenant's successors or assigns whether or not notice thereof is given to Guarantor or (h) any other matter or thing whatsoever, whether or not specifically mentioned herein, other than full payment and performance of all Tenant's obligations under the Lease.

      5. No delay on the part of Landlord in exercising any right, power or privilege under this Guaranty, nor any failure to exercise the same shall operate as a waiver of or otherwise affect any such right, power or privilege, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

      6. Guarantor hereby waives (a) presentment, demand for payment and protest of non-performance under the Lease, (b) notice of any kind including, without limitation, notice of acceptance of this Guaranty, protest, presentment, demand for payment, default, nonpayment, or the creation or incurring of new or additional obligations of Tenant to Landlord, (c) any right to require Landlord to enforce its rights or remedies against Tenant under the Lease, or otherwise, or against Guarantor, (d) any right to require Landlord to proceed against any security held from Tenant or any other party, (e) any right of subrogation, (f) any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or other right or remedy of Guarantor against Landlord or any such security, whether resulting from an election by Landlord or otherwise, and (g) any right or defense that may arise by reason of the incapacity, lack of authority, death or disability of Tenant or any other party. Without in any manner limiting the generality of the foregoing, Guarantor hereby waives the benefits of the provisions of Sections 2809, 2819, 2845 and 2850 of the California Civil Code and any similar or analogous statutes of California or any other jurisdiction.

      7. Guarantor agrees that whenever at any time or from time to time Guarantor shall make any payment to Landlord on account of the liability of Guarantor hereunder, Guarantor will notify Landlord in writing that such payment is for such purpose. No such payment by Guarantor pursuant to any provision hereof shall entitle Guarantor by subrogation or otherwise, to the rights of Landlord to any payment by Tenant or out of the property of Tenant, except after payment in full of all sums owing by Tenant under the Lease. All existing and future advances by Guarantor to Tenant, and all existing and future debts and obligations of Tenant to Guarantor, shall be subordinated to any and all obligations owed to Landlord under this Guaranty and the Lease.

      8. Guarantor agrees that it will, at any time and from time to time, within ten (10) business days following written request by Landlord, execute, acknowledge and deliver to Landlord a statement certifying that this Guaranty is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating such modifications). Guarantor agrees that such certificates may be relied on by anyone holding or proposing to acquire from or through Landlord the Premises or any interest in the property of which the Premises is a part (the "Property") or by any mortgagee or prospective mortgagee of such building or any interest therein. Guarantor shall, upon request from Landlord from time to time, execute and deliver such further documents and do such further acts and things as Landlord may reasonably request in order to fully effect the purposes of this Guaranty. If Landlord desires to sell, finance or refinance the Premises or the Property or any portion thereof, Guarantor shall deliver to any lender or buyer designated by Landlord such financial information as Landlord may reasonably request, including without limitation financial statements for the prior two years. All such information shall be received by Landlord in confidence and shall be used only for the foregoing purposes.

      9. All notices hereunder shall be in writing and shall be effective for any purpose if given or served as follows by nationally recognized overnight courier service or by certified mail, postage prepaid, return receipt requested, addressed to Landlord at c/o Kingston Investors Corp., 135 East 57th Street, New York, New York 10021, with a copy thereof to Bingham Dana LLP, 399 Park Avenue, New York, New York 10022, Attn: Robert M. Safron, Esq. and addressed to Guarantor at 9242 Beverly Boulevard, Los Angeles, California 90210, with a copy thereof addressed to Guarantor at 680 North Lakeshore Drive, Chicago, Illinois 60611, Attn: General Counsel, or to such other address(es) and attorneys) as Landlord and Guarantor may from time to time designate by notice given to Landlord by certified mail. Every notice hereunder shall be deemed to have been given or served (i) three (3) business days after the same shall be deposited in the United States mail, postage prepaid, return receipt requested, as aforesaid, or (ii) one (1) business day after being deposited with a nationally recognized overnight courier service. Notices given by the parties' attorneys shall be valid, provided the same are given in accordance with the terms of this Article.

      10. Should Landlord be obligated by any bankruptcy or other law to repay to Tenant or Guarantor or to any trustee, receiver or other representative of Guarantor, any amounts previously paid to Landlord, then this Guaranty shall be reinstated in the amount of such repayment. Landlord shall not be required to litigate or otherwise dispute its obligation to make such repayments if it in good faith on the advice of counsel believes that such obligation exists.

      11. Notwithstanding anything contained herein to the contrary, this Guaranty shall not be construed as creating a landlord-tenant relationship, nor shall the payment of any sums pursuant to this Guaranty entitle the Guarantor to possess or occupy the Premises or any part thereof. The provisions of this Article shall survive the expiration or sooner termination of this Guaranty and the Lease.

      12. All remedies afforded to Landlord by reason of this Guaranty are separate and cumulative remedies and it is agreed that no one of such remedies, whether exercised by Landlord or not, shall be deemed to be in exclusion of any other remedy available to Landlord and shall not limit or prejudice any other legal or equitable remedy which Landlord may have.

      13. If any provision of this Guaranty or the application thereof to any person or circumstances shall to any extent be held void, unenforceable or invalid, then the remainder of this Guaranty or the application of such provision to persons or circumstances other than those as to which it is held void, unenforceable or invalid shall not be affected thereby and each provision of this Guaranty shall be valid and enforceable to the fullest extent permitted by law.

      14. As a further inducement to Landlord to make and enter into the Lease and in consideration thereof, Guarantor hereby waives trial by jury and the right thereto in any action or proceeding of any kind or nature, arising on, under or by reason of or relating to, this Guaranty or any agreement collateral hereto.

      15. Guarantor represents and warrants that it is not entitled to immunity from judicial proceedings and agrees that, should Landlord or any of its successors or assigns bring any suit, action or proceeding in California or any other jurisdiction to enforce any obligation or liability of Guarantor arising, directly or indirectly, out of or relating to this Guaranty, no immunity from such suit, action or proceeding will be claimed by or on behalf of Guarantor.

      16. Guarantor represents that this Guaranty shall be a valid and binding obligation of Guarantor.

      17. Guarantor represents and warrants to Landlord as follows:

            A. Guarantor is not in default in the terms and conditions of any agreement to which it is a party or by which it is bound, such as would materially and adversely affect its ability to carry out the terms, covenants and conditions of this Guaranty.

            B. Guarantor has the full power, authority and legal right to execute and deliver, and to perform and observe the provisions of this Guaranty including the payment of all moneys hereunder. This Guaranty constitutes the legal, valid and binding obligation of Guarantor enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally.

            C. Guarantor is not in violation of any decree, ruling, judgment, order or injunction applicable to it, nor any law, ordinance, rule or regulation of whatever nature which taken alone or in the aggregate, would materially and adversely affect its ability to carry out any of the terms, covenants, and conditions of this Guaranty. There are no actions, proceedings or investigations pending or threatened against or affecting Guarantor (or any basis therefor known to Guarantor) before or by any court, arbitrator, administrative agency or other governmental authority or entity, which, taken alone or in the aggregate, if adversely decided, would materially and adversely affect its ability to carry out any of the terms, covenants and conditions of this Guaranty.

      18. It is a condition of the granting, execution and delivery of the Lease that Guarantor execute and deliver this Guaranty and Guarantor deems the granting, execution and delivery of the Lease to be in Guarantor's best interest and, because Tenant is the wholly owned subsidiary of Guarantor, Guarantor expects to derive benefit therefrom.

      19. Guarantor assumes the responsibility to remain informed of the financial condition of Tenant and of all other circumstances bearing upon the risk of Tenant's default, which reasonable inquiry would reveal, and agree that Landlord shall have no duty to advise Guarantor of information known to it regarding such condition or any such circumstance.

      20. Guarantor hereby represents and warrants to Landlord that Guarantor has received a copy of the Lease, has read or had the opportunity to read the Lease, and understands the terms of the Lease.

      21. This Guaranty shall be governed in all aspects by the internal laws of the State of California, without regard to the conflict of laws principles thereof.

      22. A. Guarantor acknowledges and agrees that all disputes arising, directly or indirectly, out of or relating to this Guaranty and all actions to enforce this Guaranty may be dealt with and adjudicated in the state courts of California or the federal courts sitting in California, and Guarantor hereby expressly and irrevocably submits the person of Guarantor to the jurisdiction of such courts in any suit, action or proceeding arising, directly or indirectly, out of or relating to this Guaranty or in any action to enforce this Guaranty. So far as is permitted under applicable law, this consent to personal jurisdiction shall be self-operative and no further instrument or action, other than service of process in one of the manners specified in this Article, or as otherwise permitted by law, shall be necessary in order to confer jurisdiction upon the person of Guarantor in any such court.

            B. Provided that service of process is effected upon Guarantor in one of the manners hereafter specified in this Guaranty or as otherwise permitted by law, Guarantor irrevocably waives, to the fullest extent permitted by law, and agrees not to, assert, by way of motion, as a defense or otherwise
(i) any objection which it may have or may hereafter have to the laying of the venue of any such suit, action or proceeding brought in such a court as is mentioned in the previous Paragraph, (ii) any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum, or (iii) any claim that it is not personally subject to the jurisdiction of the above-named courts. Provided that service of process is effected upon Guarantor in one of the manners specified in this Article or as otherwise permitted by law, Guarantor agrees that final judgment from which Guarantor has not or may not appeal or further appeal in any such suit, action or proceeding brought in such a court of competent jurisdiction shall be conclusive and binding upon Guarantor and, may so far as is permitted under applicable law, be enforced in the courts of any state or any federal court and in any other courts to the jurisdiction of which Guarantor is subject, by a suit upon such judgment.

            C. Guarantor hereby irrevocably designates and appoints CT Systems Corporation ("Agent"), having an office at 818 West Seventh Street, 2nd Floor, Los Angeles, CA 90017, as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any suit, action or proceeding of the nature referred to in this Article in any state court of California or federal court sitting in California. Agent, by its signature below, hereby irrevocably consents to and accepts its designation and appointment as agent for service of process upon Guarantor. Said designation and appointment shall be irrevocable until the date upon which the Lease expires. Agent covenants and agrees that it shall not cease so to act unless and until Guarantor shall have irrevocably designated and appointed another such agent or agents in the City of Los Angeles satisfactory to Landlord and shall have delivered to Landlord or any of its successors or assigns, evidence in writing of such other agent's acceptance of such appointment and any attempt by such agent to cease to so act shall be ineffective and without force or effect unless the foregoing provisions of this sentence shall be complied with.

            D. Guarantor hereby consents to process being served in any suit, action or proceeding of the nature referred to in this Guaranty by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested to Guarantor, at c/o CT Systems Corporation, at 818 West Seventh Street, 2nd Floor, Los Angeles, CA 90017 with a courtesy copy addressed to Playboy Enterprises, Inc., at 680 North Lakeshore Drive, Chicago, Illinois 60611, Attn: General Counsel. Guarantor irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service and agrees that such service (x) shall be deemed in every respect effective service of process upon Guarantor in any such suit, action or proceeding and (y) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to Guarantor.

            E. Guarantor agrees to execute, deliver and file all such further instruments as may be necessary under the laws of the State of California, in order to make effective (a) the appointment of Agent as agent for service of process, (b) the consent of Guarantor to jurisdiction of the state courts of California and the federal courts sitting in California and (c) any other provisions of this Article.

            F. Nothing in this Article shall affect the right of Landlord to serve process in any manner permitted by law or limit the right of Landlord or any of its successors or assigns, to bring proceedings, against Guarantor in the courts of any jurisdiction or jurisdictions.

            G. The provisions of this Article shall survive the termination of this Guaranty for the purpose of any suit, action, or proceeding arising, directly or indirectly, out of or relating to this Guaranty or any action to enforce this Guaranty.

      23. Notwithstanding anything in this Guaranty to the contrary, Guarantor shall have the right to assert those same defenses, rights of offset and counterclaims which could also be asserted by Tenant under the Lease, if any, except for any defense, offset or counterclaim which could be asserted by Tenant by reason of any of the following: any impairment, change, release or limitation of Tenant's obligations under the Lease or otherwise by (i) the release or discharge of Tenant in any creditors' proceedings, receivership, bankruptcy, insolvency, composition, dissolution, liquidation, reorganization, arrangement or adjustment or other proceedings, (ii) any impairment, limitation or modification of the liability of Tenant or the estate of Tenant in receivership, bankruptcy, insolvency, composition, dissolution, liquidation, reorganization, arrangement or adjustment, or of any remedy for the enforcement of Tenant's liability under the Lease, resulting from the operation of any present or future provision of the present or any future Federal bankruptcy code or any other present or future applicable Federal, State or other statute of law or any other present or future statute or from the decision of any court or other tribunal relating to creditors' rights or the like or (iii) the rejection or disaffirmance of the Lease or any obligation thereunder in any such proceedings.

      24. Guarantor shall be responsible for the payment of all of Landlord's costs and expenses, including without limitation, reasonable attorneys' fees and disbursements, in connection with the enforcement of this Guaranty.

      25. This Guaranty may be executed in counterparts, each of which shall be deemed to be an original, and all of which, taken together, shall constitute one and the same agreement.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

      IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty as of the day and year first above written.

                                        PLAYBOY ENTERPRISES, INC.,
                                        a Delaware corporation


                                        By: /s/ Howard Shapiro
                                           -------------------------------------
                                           Name:  Howard Shapiro
                                           Title: Executive Vice President

PARAGRAPHS 22C AND 22D ABOVE ACCEPTED
AND AGREED TO:

CT SYSTEMS CORPORATION


By: /s/ D. F. Hickey
   ----------------------------------
   Name:  D. F. Hickey
   Title: Assistant Secretary